UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Insight Molecular Diagnostics Inc.

(Exact name of Registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 International Plaza Dr., Suite 510

Nashville, Tennessee 37217

(Address of principal executive offices) (Zip code)

(615) 255-8880

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	IMDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this report, Insight Molecular Diagnostics Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on June 11, 2026, at which the Company’s shareholders approved an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (as previously amended, the “Incentive Plan”) to provide for an additional 1,750,000 shares of the Company’s common stock to be available for the issuance of equity awards thereunder, such that the total number of shares of common stock authorized for issuance under the Incentive Plan is 5,550,000 shares of common stock.

For more information about the Incentive Plan, see the Company’s definitive proxy statement on Schedule 14A relating to the Annual Meeting, which was originally filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the amendment to the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment to the Incentive Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

General

The Annual Meeting was held on June 11, 2026, virtually via live webcast at https://edge.media-server.com/mmc/p/k94peovi. Present at the Annual Meeting virtually or by proxy were holders of 23,954,212 shares of common stock of the Company, which represented 74.19% of the voting power of all shares of common stock of the Company as of April 27, 2026, the record date for the Annual Meeting.

Proposals

The shareholders of the Company voted on the following proposals at the Annual Meeting, as more fully described in the Proxy Statement:

1.	To elect the following four (4) director nominees, each to serve until the 2027 annual meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman;

2.	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

3.	To approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2025; and

4.	To approve an amendment to the Incentive Plan to increase the total number of shares of the Company’s common stock authorized for issuance under the Incentive Plan by 1,750,000, to a total of 5,550,000 shares.

Voting Results

The final voting results for each of these proposals at the Annual Meeting are detailed below.

1. Election of Directors

		Shares Voted
Director Nominee	For	Against	Abstained	Broker Non-Votes
Joshua Riggs	19,239,253	2,420	3,820	4,708,719
Andrew Arno	19,100,993	140,445	4,056	4,708,719
Andrew J. Last	19,237,621	3,938	3,935	4,708,719
Louis E. Silverman	19,224,148	17,290	4,056	4,708,719

Based on the votes set forth above, each director nominee was duly elected to serve until the 2027 annual meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

2. Ratification of Appointment of Accounting Firm

Shares Voted
For	Against	Abstained	Broker Non-Votes
23,949,191	2,420	2,601	0

Based on the votes set forth above, the shareholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3. Say On Pay Proposal

Shares Voted
For	Against	Abstained	Broker Non-Votes
19,199,697	26,126	19,679	4,708,719

Based on the votes set forth above, the shareholders approved, on a non-binding advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2025.

4. Approval of Amendment to Incentive Plan

Shares Voted
For	Against	Abstained	Broker Non-Votes
19,117,865	122,829	4,799	4,708,719

Based on the votes set forth above, the shareholders approved the amendment to the Incentive Plan to increase the total number of shares of the Company’s common stock authorized for issuance under the Incentive Plan by 1,750,000, to a total of 5,550,000 shares.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1#	Second Amendment to the Insight Molecular Diagnostics Inc. Amended and Restated 2018 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# The referenced exhibit is a management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT MOLECULAR DIAGNOSTICS INC.

Date: June 17, 2026	By:	/s/ Peter Hong
	Name:	Peter Hong
	Title:	Vice President, General Counsel